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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): November 30, 1999




                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)


         DELAWARE                    1-4300                    41-0747868
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
     of Incorporation)             File Number)           Identification Number)


                             2000 POST OAK BOULEVARD
                                    SUITE 100
                            HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (713) 296-6000

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On October 5, 1999, Apache Corporation ("Apache") entered into an agreement to acquire, through its indirect wholly-owned subsidiary Apache Canada Ltd., certain oil and gas interests located in Alberta, British Columbia and Saskatchewan, Canada, from Shell Canada Limited for approximately US $524 million, subject to adjustment. The transaction closed on November 30, 1999, with an effective date of November 1, 1999, for Cdn $761 million after adjustments (US $517 million at current exchange rates).

The transaction includes oil and gas interests with estimated proved reserves of approximately 87.5 million barrels of oil equivalent, 294,294 net acres of undeveloped lease holdings, proprietary 2-D and 3-D seismic data, and a 100-percent interest in a gas processing plant. Apache funded the purchase from cash on hand and by issuing commercial paper. Apache's press release, dated December 1, 1999 and related to the closing of this transaction, is listed under
Item 7 as Exhibit 99.1 and incorporated herein by reference.

The proceeds from the sales of the Notes, described below under Item 5, will be used to repay a portion of Apache's outstanding commercial paper.

ITEM 5.  OTHER EVENTS

On November 2, 1999, Apache and its indirect wholly-owned subsidiary, Apache Finance Canada Corporation ("Apache Finance"), filed a Registration Statement on Form S-3 (Registration Nos. 333-90147 and 333-90147-01) with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "Act"). The Registration Statement, as amended by Apache and Apache Finance on November 12, 1999, was declared effective by the SEC on November 15, 1999, and covers debt securities of Apache Finance, unconditionally guaranteed by Apache, for delayed or continuous offering pursuant to Rule 415 under the Act for an aggregate initial offering price not to exceed US $400 million. The Registration Statement contains further information concerning the terms and offering of the debt securities. Apache Finance will issue the debt securities under an indenture dated November 23, 1999 (the "Indenture"), among Apache Finance as Issuer, Apache as Guarantor, and The Chase Manhattan Bank as Trustee.

On or about December 13, 1999, and under a Terms Agreement dated December 8, 1999 and the Underwriting Agreement Basic Terms incorporated by reference therein (collectively, the "Underwriting Agreement"), by and among Apache Finance, Apache and Goldman, Sachs & Co., ABN AMRO Incorporated, Banc of America Securities LLC, Chase Securities Inc., Credit Suisse First Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, and RBC Dominion Securities Corporation (the "Underwriters"), Apache Finance will issue to the Underwriters, for offering to the public, US $300 million principal amount of 7.75% Notes due December 15, 2029 (the "Notes") under the Indenture. Apache Finance will issue the notes in the form of a global note, which includes Apache's

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guarantee. The Underwriting Agreement and the form of the Notes and Guarantee are listed under Item 7 as Exhibits 1.1 and 4.1, respectively, and are incorporated herein by reference.

Apache's press release, dated December 9, 1999 and related to the Notes, is listed under Item 7 as Exhibit 99.2 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c)      EXHIBITS.


EXHIBIT NO.    DESCRIPTION

     *1.1 Terms Agreement, dated December 8, 1999, and the Underwriting Agreement Basic Terms, among Apache, Apache Finance and the Underwriters.

     *4.1      Form of 7.75% Notes due December 15, 2029 and Guarantee.

    *10.1 Apache's 1996 Performance Stock Option Plan, as amended and restated September 23, 1999.

    *99.1 Press Release, dated December 1, 1999, "Apache Completes Acquisition of Shell Canada Assets with 87.5 MMboe Proved Reserves for US$517 Million".

    *99.2 Press Release, dated December 9, 1999, "Apache Finance Canada Sells $300 Million of 30-Year Notes Yielding 7.839 Percent".

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*      filed herewith


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             APACHE CORPORATION


Date: December 10, 1999                      /s/ Z. S. KOBIASHVILI
                                             ----------------------------------
                                             Z. S. Kobiashvili
                                             Vice President and General Counsel













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                                INDEX TO EXHIBITS


EXHIBIT NO.    DESCRIPTION
-----------    -----------

     *1.1      Terms Agreement, dated December 8, 1999, and the Underwriting
               Agreement Basic Terms, among Apache, Apache Finance and the
               Underwriters.

     *4.1      Form of 7.75% Notes due December 15, 2029 and Guarantee.

    *10.1 Apache's 1996 Performance Stock Option Plan, as amended and restated September 23, 1999.

    *99.1      Press Release, dated December 1, 1999, "Apache Completes
               Acquisition of Shell Canada Assets with 87.5 MMboe Proved
               Reserves for US$517 Million".

    *99.2      Press Release, dated December 9, 1999, "Apache Finance Canada
               Sells $300 Million of 30-Year Notes Yielding 7.839 Percent".


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*      filed herewith